Exhibit 1

                             Joint Filing Agreement

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of them of a statement on Schedule 13D or any successor form (including amendments thereto) and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. The persons named below further agree that Carlos Eduardo Aldrete Ancira has full power and authority, with full power of substitution, to act alone in the name of, and for and on behalf of, each of the undersigned, whether in their capacities as holders of securities of Fomento Economico Mexicano, S.A. de C.V. or as beneficiaries or members of the technical committee of the Irrevocable Trust No. F-29487-6 of Bancomer, S.A., Institucion de Banca Multiple, Grupo Financiero, in any matter in connection with their joint filings on behalf of each of them of a statement on Schedule 13D or any successor form (including amendments thereto).

This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this
Agreement this 14th day of November, 2003.
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
/s/ Bancomer, S.A. F/25078-7                                 /s/ Eugenio Garza Laguera
-----------------------------------------                   ------------------------------------------------------
Bancomer, S.A. F/25078-7                                    Eugenio Garza Laguera

/s/ Paulina Garza Gonda de Marroquin                         /s/ Barbara Garza Gonda
-----------------------------------------                   ------------------------------------------------------
Paulina Garza Gonda de Marroquin                            Barbara Garza Gonda

/s/ Mariana Garza Gonda de Trevino Bryan                     /s/ Eva Gonda de Garza
-----------------------------------------                   ------------------------------------------------------
Mariana Garza Gonda de Trevino Bryan                        Eva Gonda de Garza

/s/ Eva Garza Gonda de Fernandez                             /s/ Consuelo Garza Laguera de Garza
-----------------------------------------                   ------------------------------------------------------
Eva Garza Gonda de Fernandez                                Consuelo Garza Laguera de Garza

/s/ Alfonso Garza Garza                                      /s/ Patricio Garza Garza
-----------------------------------------                   ------------------------------------------------------
Alfonso Garza Garza                                         Patricio Garza Garza

/s/ Juan Carlos Garza Garza                                  /s/ Eduardo Garza Garza
-----------------------------------------                   ------------------------------------------------------
Juan Carlos Garza Garza                                     Eduardo Garza Garza

/s/ Eugenio Garza Garza                                      /s/ Alberto Bailleres
-----------------------------------------                   ------------------------------------------------------
Eugenio Garza Garza                                         Alberto Bailleres

/s/ Maria Teresa G. de Bailleres                             /s/ Inversiones Bursatiles Industriales, S.A. de C.V.
-----------------------------------------                   ------------------------------------------------------
Maria Teresa G. de Bailleres                                Inversiones Bursatiles Industriales, S.A. de C.V.

/s/ Corbal, S.A. de C.V.                                     /s/ Magdalena M. de David
-----------------------------------------                   ------------------------------------------------------
Corbal, S.A. de C.V.                                        Magdalena M. de David

/s/ Alepage, S.A.                                            /s/ Bancomer, S.A. F/29013-0
-----------------------------------------                   ------------------------------------------------------
Alepage, S.A.                                               Bancomer, S.A. F/29013-0

/s/ Max David Michel                                         /s/ Juan David Michel
-----------------------------------------                   ------------------------------------------------------
Max David Michel                                            Juan David Michel

/s/ Monique David de VanLathem                               /s/ Renee Michel de Guichard
-----------------------------------------                   ------------------------------------------------------
Monique David de VanLathem                                  Renee Michel de Guichard

/s/ Magdalena Guichard Michel                                /s/ Rene Guichard Michel
-----------------------------------------                   ------------------------------------------------------
Magdalena Guichard Michel                                   Rene Guichard Michel

/s/ Miguel Guichard Michel                                   /s/ Graciano Guichard Michel
-----------------------------------------                   ------------------------------------------------------
Miguel Guichard Michel                                      Graciano Guichard Michel

/s/ Juan Guichard Michel                                     /s/ Franca Servicios, S.A. de C.V.
-----------------------------------------                   ------------------------------------------------------
Juan Guichard Michel                                        Franca Servicios, S.A. de C.V.

/s/ Bancomer, S.A.  F/29490-0
-----------------------------------------
Bancomer, S.A.  F/29490-0
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